Net financial income (loss)	12 Months Ended
Dec. 31, 2025
Income, expense, gains or losses of financial instruments [abstract]
Net financial income (loss)
Note 19. Net financial income (loss)

	For the years ended December 31,
(in thousands of euros)	2025	2024	2023
Income from cash and cash equivalents	985	2,629	1,217
Foreign exchange gains	1,107	5,220	785
Total financial income	2,092	7,849	2,002
Interest cost	(10,265)	(7,916)	(7,779)
Net impact of accretion, discounting and catch-up on EIB loan	(480)	2,832	285
Lease debt interests	(130)	(170)	(203)
Other financial expense	(16)	—	—
Losses on fair value variation	—	—	(4,230)
Foreign exchange losses	(4,341)	(2,235)	(2,877)
Total financial expenses	(15,233)	(7,488)	(14,803)
Net financial income (loss)	(13,141)	361	(12,801)
Income from cash and cash equivalents
For the year ended December 31, 2025, financial income generated from short-term deposits amounted to €1.0 million compared to €2.6 million in 2024. This decrease of €1.6 million is primarily driven by a lower volume in short-term deposits over the period.
For the year ended December 31, 2024, financial income generated from short-term deposits amounted to €2.6 million, a significant increase compared to €1.2 million in 2023. This increase of €1.4 million is primarily driven by the optimization of cash management, allowing for a more efficient allocation of available liquidity.
Interest cost
For the year ended December 31, 2025, interest cost amounts to €10.3 million, mainly due to (i) interest costs on the EIB loan which consists of fixed and variable rate interests of €1.5 million and €7.2 million respectively, (ii) interest cost for the royalty financing amounts to €1.5 million, See Note 13.1. Details of financial liabilities.
For the year ended December 31, 2024, interest cost amounts to €7.9 million, mainly due to interest costs on the EIB loan (see Note 13.1. Details of financial liabilities) which consists of fixed and variable rate interests of €1.7 million and €6.1 million respectively.
For the year ended December 31, 2023, interest cost amounts to €7.8 million, mainly due to interest costs on the EIB loan (see Note 13.1. Details of financial liabilities) which consists of fixed and variable rate interests of €1.6 million and €5.9 million respectively.
Net impact of accretion and discounting and catch-up on EIB loan
For the year ended December 31, 2025, the P&L net negative impact of accretion and discounting on EIB loan of €0.5 million corresponding to :
(i) the increase in estimated debt outflows beyond 2024 - before discounting effect - resulting in a €10.4 million negative P&L effect, (ii) partially offset by €9.9 million of discounting positive effect due to the revised forecasts of net sales and the revised forecasts of the upfront and milestone payments related to the consideration of the license agreement signed with Janssen signed on July 7, 2023. (See Note 13 - Financial Liabilities).
For the year ended December 31, 2024, the P&L net positive impact of accretion and discounting on EIB loan of €2.8 million corresponding to the discounting effect of €14.2 million income, partially offset by the increase in estimated debt outflows beyond 2023 of €11.3 million (before discounting effect), due to the revised forecasts of net sales and the revised forecasts of the upfront and milestone payments related to the consideration of the license agreement signed with Janssen signed on July 7, 2023. (See Note 13 Financial Liabilities).
In the course of the year 2023, following the execution of the license agreement with Janssen (see Note 4.1 - Global License Agreement with Janssen Pharmaceutica NV), the Company reassessed the present value of estimated discounted future cash flows using the initial discount rate of 21.3%. Consequently, the Company recorded a catch-up adjustment to the debt through profit and loss for €0.3 million.
Losses on fair value variation
In 2023 the Company recorded a fair value loss of €4.2 million, in connection with the equity investments from JJDC (see Note 16 – Revenues and other income and Note 10 – Share Capital). Since the Initial Tranche was to be settled at a future date, required no initial investment from JJDC and had a value varying in response to the change in the Company’s share price and created an exposure to foreign currency risk as the exercise price was set in U.S. dollars, this initial tranche resulted in the recognition of a derivative measured at fair value until its settlement. The financial expense represents the loss from the change in fair value of the derivative arising from the first tranche of the equity investment and is due to the significant change in share price between the signing date of the agreement and the settlement date of the transaction. As of December 31, 2023 as the transaction has been settled, no derivative liability is recorded.
Foreign exchange gains and losses
In 2025, the Company incurred net foreign exchange losses of €3.2 million, mainly related to the EUR conversion impact on short term deposits transactions in U.S. dollars.
In 2024, the Company incurred net foreign exchange gains of €3.0 million. The exchange gains are related to HSBC bank accounts denominated in U.S. dollars and favorable trends on the $/€ foreign exchange rate. Some increases in foreign exchange gains have been due to term deposits transactions in U.S. dollars.
In 2023, the Company had net foreign exchange losses of €2.1 million. Exchange losses relate to an HSBC bank account denominated in U.S . dollars, short-term USD deposits and on USD equity raise operations recorded in 2023.